UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 1, 2018

FIRST MID-ILLINOIS BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-13368	37-1103704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1421 CHARLESTON AVENUE, MATTOON, IL 61938
(Address of Principal Executive Offices) (Zip Code)

(217) 234-7454
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 1, 2018, in connection with the consummation of the Merger described in Item 8.01 below, pursuant to a First Supplemental Indenture, dated as of May 1, 2018, by and among the First Mid-Illinois Bancshares, Inc. (the “Company”), First BancTrust Corporation, a Delaware corporation (“First Bank”) and Wilmington Trust Company, a Delaware trust company, as trustee (the “Trustee”), the Company assumed First Bank’s rights, duties and obligations under the Indenture between First Bank and the Trustee, dated as of June 15, 2005, pursuant to which First Bank issued U.S. $6,186,000 of its Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures due 2035.

Item 7.01. Regulation FD Disclosure.

On May 1, 2018, the Company issued a press release regarding the consummation of  the Merger described in Item 8.01 below. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information furnished pursuant to this Item and the related exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On May 1, 2018, the Company completed its acquisition of First Bank (the “Merger”) through the merger of First Bank with and into Project Hawks Merger Sub LLC, a newly formed Delaware limited liability company and wholly-owned subsidiary of the Company (“Merger Sub”), pursuant to an Agreement and Plan of Merger, dated December 11, 2017 by and among the Company, First Bank and Merger Sub, as amended by the First Amendment to Agreement and Plan of Merger entered into as of January 18, 2018. At the effective time of the Merger, each share of First Bank common stock issued and outstanding immediately prior to the effective time of the merger converted into the right to receive (a) $5.00 in cash and (b) 0.80 shares of the Company’s common stock, par value $4.00 per share, and cash in lieu of fractional shares.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 1, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MID-ILLINOIS BANCSHARES, INC.

Date: May 1, 2018	By:	/s/ Joseph R. Dively
Joseph R. Dively
Chairman, President and Chief Executive Officer